Exhibit 10.36

BROOKSTONE, INC.

BROOKSTONE COMPANY, INC.

BROOKSTONE STORES, INC.

BROOKSTONE PURCHASING, INC.

GARDENERS EDEN BY MAIL, INC.

GARDENERS EDEN COMPANY, INC.

GARDENERS EDEN PURCHASING, INC.

Dated as of: July 31, 2003

Fleet National Bank

Individually and as Agent

100 Federal Street

Boston, Massachusetts 02110

Citizens Bank of Massachusetts,

Individually and as Documentation Agent

28 State Street

Boston, Massachusetts 02109

BankNorth, N.A.

7 New England Executive Park

Suite 700

Burlington, Massachusetts 01803

National City Bank

One South Broad Street, 15th Floor

Philadelphia, Pennsylvania 19107

Sovereign Bank

75 State Street - sst 04-10

Boston, Massachusetts 02109

Re: Amendment No. 1 to Amended and Restated Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement, dated as of February 21, 2002 (the “Agreement”), among Brookstone, Inc. (the “Parent”), Brookstone Company, Inc. (the “Company”), Brookstone Stores, Inc. (“Stores”), Brookstone Purchasing, Inc. (“Purchasing”), Gardeners Eden Company, Inc. (“GE”), Gardeners Eden Purchasing, Inc. (“GE Purchasing”), Gardeners Eden By Mail, Inc. (“GE Mail”), the lenders party thereto (collectively, the “Lenders”), Fleet National Bank as agent for the Lenders (“Fleet” or the “Agent”), and Citizens Bank of Massachusetts as documentation agent (the “Documentation Agent”). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Loans and to issue Letters of Credit for the Borrowers.

Terms used in this letter agreement (this “Amendment No. 1”) which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

We have requested that you make certain amendments to the Agreement and certain related Lender Agreements. You have advised us that you are prepared and would be willing to make the amendments so requested by us on the condition that we join with you in this Amendment No. 1.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 1, and fully intending to be legally bound by this Amendment No. 1, we hereby agree with you as follows:

ARTICLE I

AMENDMENTS TO AGREEMENT

Effective as of July 31, 2003 (herein, the “Modification Date”), the Agreement is amended as follows:

(a) The second paragraph of the definition of “Fixed Charge Coverage” contained in Section 1.1 of the Agreement is amended to read in its entirety as follows:

“For purposes of the foregoing calculation, and without prejudice to the provisions of Section 6.10, there shall not be deducted as Capital Expenditures expenditures up to an aggregate amount of $24,000,000, but only to the extent that $14,000,000 of such amount is used for the expansion of its existing distribution facility and $10,000,000 of such amount is used for the construction of a new headquarters.”

(b) The definition of “Lender Agreements” contained in Section 1.1 of the Agreement shall, wherever used in the Agreement or any of the other Lender Agreements, be deemed to also mean and include this Amendment No. 1.

(c) The definition of “Revolving Credit Termination Date” contained in Section 1.1 of the Agreement is amended by deleting the reference to “February 21, 2005” contained in the first line thereof, and inserting in lieu thereof the following: “February 21, 2006.”

(d) Clause (c) of Section 2.1 of the Agreement is amended by deleting the reference to “$10,000,000” contained in the fourth line thereof, and inserting in lieu thereof the following: “$7,000,000.”

(e) Clause (d) of Section 6.1 of the Agreement is amended to read in its entirety as follows:

“(d) Indebtedness of the Company to the City of Mexico, Missouri evidenced by a capitalized lease of the Company’s facility in the City of Mexico, Missouri in an aggregate amount not to exceed $2,500,000, Indebtedness (including a capital lease or mortgage financing) incurred in connection with the expansion of the Company’s existing distribution facility in an aggregate amount not exceeding $14,000,000, and Indebtedness (including a capital lease or mortgage financing) incurred in connection with the construction of a new headquarters in an aggregate amount not exceeding $10,000,000”.

(f) Clause (k) of Section 6.4 of the Agreement is amended to read in its entirety as follows:

“(k) rights of a lessor under a capital lease with a Borrower, or a mortgagor in respect of mortgage financing with a Borrower, in either case to the extent such financing (i) is used for the expansion of the existing distribution facility and is not in excess of $14,000,000 in the aggregate, or (ii) is used for the construction of a new headquarters and is not in excess of $10,000,000 in the aggregate, and also, in either such case, to the extent the liens created in respect thereof extend only to such distribution facility and/or headquarters, as applicable.”

(g) Section 6.10 of the Agreement is amended to read in its entirety as follows:

“6.10. Capital Expenditures. The Parent and its Subsidiaries shall not make Capital Expenditures in an aggregate amount in any fiscal year exceeding the sum of (a) $11,500,000 for the fiscal year ending February 1, 2003, (b) $16,000,000 for the fiscal year ending January 31, 2004, (c) $18,500,000 for the fiscal year ending January 29, 2005, and (d) $20,000,000 for the fiscal year ending January 28, 2006. Up to $4,000,000 of the amount (if any) of Capital Expenditures not used in any fiscal year may be used in the next succeeding fiscal year, provided that the amount (if any) of Capital Expenditures unused in the fiscal year ending February 1, 2003 shall not be permitted to be used in any other fiscal year.

In addition to the foregoing, the Borrowers may make additional Capital Expenditures of (a) $11,500,000 for the fiscal year ending January 31, 2004 (of which $7,000,000 is available solely for the expansion of the Borrowers’ existing distribution facility and $4,500,000 is available solely for the construction of the Borrowers’ new headquarters), and (b) $12,500,000 for the fiscal year ending January 29, 2005 (of which $7,000,000 is available solely for the expansion of the Borrowers’ existing distribution facility and $5,500,000 is available solely for the construction of the Borrowers’ new headquarters). Notwithstanding the limitations contained in clauses (a) and (b) of the immediately preceding sentence, it is agreed that the Borrowers may aggregate their Capital Expenditures for their distribution facility in either the fiscal year ending January 31, 2004 or January 29, 2005, and also for their new headquarters in either such fiscal year, provided that in the case of such distribution facility and/or new headquarters, as applicable, (i) such Capital Expenditures are funded through cash-on-hand or third party financing (which may include a capital lease, but which shall not include any Loans hereunder), (ii) if such aggregation causes the limitation on Capital Expenditures to be exceeded in either such fiscal year, then the amount of such excess shall reduce the limitation on Capital Expenditures for the other fiscal year on a dollar-for-dollar basis, and (iii) the total amount expended for the distribution facility expansion shall not exceed $14,000,000 in the aggregate and for the new headquarters construction shall not exceed $10,000,000 in the aggregate.”

(h) The Table set forth in the first paragraph of Schedule 1.2 to the Agreement (the Pricing Schedule) is amended to read in its entirety as follows:

Status	Level I	Level II	Level III	Level IV
Applicable LIBOR Margin	2.00	1.75	1.50	1.25
Applicable Base Rate Margin	0.50	0.25	0.00	0.00
Documentary Letter of Credit Fee	1.00	0.875	0.75	0.625
Commitment Fee	0.625	0.50	0.50	0.375

(i) The definitions of “Level I Status”, “Level II Status”, “Level III Status” and “Level IV Status” contained in the second paragraph of Schedule 1.2 to the Agreement (the Pricing Schedule) are respectively amended to read in their entirety as follows:

‘“Level I Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.35-to-1.0 and less than 1.4-to-1.0 and no Default exists.

“Level II Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.4-to-1.0 and less than 1.60-to-1.0 and no Default exists.

“Level III Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.60-to-1.0 and less than 1.80-to-1.0 and no Default exists.

“Level IV Status” exists at any date if, at such date, the Fixed Charge Coverage ratio for the four consecutive quarters then ending is greater than or equal to 1.80-to-1.0 and no Default exists.”

(j) It is acknowledged by the Lenders and the Agent that the extension of the Revolving Credit Termination Date contained herein shall not limit or impair the Company’s right to request further such extensions pursuant to (and subject to the conditions of) Section 2.23 of the Agreement.

ARTICLE II

AMENDMENTS TO NOTES

Effective as of the Modification Date, each of the Notes is amended by deleting the reference to “February 21, 2005” contained in the first paragraph thereof, and inserting in lieu thereof the following: “February 21, 2006.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Borrowers hereby jointly and severally represent and warrant to you as follows:

(a) Representations in Agreement. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete with respect to the Borrowers on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment No. 1.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the date of this Amendment No. 1 (after giving effect to all of the arrangements and transactions contemplated by this Amendment No. 1).

(c) Binding Effect of Documents. This Amendment No. 1 has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

ARTICLE IV

PROVISIONS OF GENERAL APPLICATION

(a) No Other Changes. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and the other Lender Agreements shall remain unmodified, and the Agreement and the other Lender Agreements, as amended and supplemented by this Amendment No. 1, are confirmed as being in full force and effect.

(b) Governing Law. This Amendment No. 1 is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment No. 1 and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

(c) Binding Effect; Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

(d) Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

(e) Conflict with Other Agreements. If any of the terms of this Amendment No. 1 shall conflict in any respect with any of the terms of any of the Agreement or any other Lender Agreements, the terms of this Amendment No. 1 shall be controlling.

(f) Conditions Precedent. This Amendment No. 1 shall become and be effective as of the Modification Date, but only if (i) the Borrowers shall have delivered to the Agent, fully executed and duly authorized, this Amendment No. 1, (ii) the form of acceptance at the end of this Amendment No. 1 shall be signed by the Agent and the Lenders, (iii) the form of guarantor consent at the end of this Amendment No. 1 shall be signed by the Brookstone Subsidiaries, (iv) the Agent shall have received from each Borrower a copy, certified by a duly authorized officer of such Borrower to be true and complete on the Modification Date, of records of all corporate action taken by such Borrower to authorize (A) its execution and delivery of this Amendment No. 1 and any other document to which it is a party delivered in connection with this Amendment No. 1 (together with Amendment No. 1, the “Amendment Documents”), (B) its performance of all of its agreements and obligations under each of such documents, and (C) any transactions contemplated by the Amendment Documents to which it is a party, and the Agent shall also have received good standing certificates as of a recent date for each Borrower, (v) the Borrowers shall have paid in full an amendment fee equal to $80,000, and (vi) the Borrowers shall have paid all legal fees incurred in connection with this Amendment No. 1.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 1 and return such counterpart to the undersigned along with the closing items referenced in clause (f) above, whereupon this Amendment No. 1, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

BROOKSTONE, INC.

By:
Title:

BROOKSTONE COMPANY, INC.

By:
Title:

BROOKSTONE STORES, INC.

By:
Title:

(Signatures continued on next page)

BROOKSTONE PURCHASING, INC.

By:
Title:

GARDENERS EDEN BY MAIL, INC.

By:
Title:

GARDENERS EDEN COMPANY, INC.

By:
Title:

GARDENERS EDEN PURCHASING, INC.

By:
Title:

(Signatures continued on next page)

The foregoing Amendment No. 1 is hereby accepted by the undersigned as of July 31, 2003.

FLEET NATIONAL BANK,

Individually and as Agent

By:
Title:

CITIZENS BANK OF MASSACHUSETTS, Individually and as Documentation Agent

By:
Title:

BANKNORTH, N.A.

By:
Title:

NATIONAL CITY BANK

By:
Title:

SOVEREIGN BANK

By:
Title:

CONSENT OF GUARANTORS

Each of Brookstone Properties, Inc., Brookstone Holdings, Inc., Brookstone Retail Puerto-Rico, Inc. and Brookstone By Mail, Inc. (collectively referred to herein as the “Guarantors”) has jointly and severally guaranteed the Obligations of the Borrowers under the Agreement by executing an Amended and Restated Unlimited Guaranty dated as of February 21, 2002 (the “Unlimited Guaranty”). By executing this letter, each of the Guarantors hereby absolutely and unconditionally reaffirms the Unlimited Guaranty, and acknowledges and agrees to the terms and conditions of this letter and the Agreement as amended hereby.

BROOKSTONE PROPERTIES, INC.
BROOKSTONE HOLDINGS, INC.
BROOKSTONE RETAIL PUERTO-RICO, INC.
BROOKSTONE BY MAIL, INC.

By:
Philip Roizin, Treasurer